UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A (No. 4)

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2012

GENESIS BIOPHARMA, INC
(EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

NEVADA	000-53172	75-3254381
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION)

11500 Olympic Boulevard, Suite 400, Los Angeles CA 90064

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (866) 963-2220

N/A

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective January 31, 2012, Genesis Biopharma, Inc. (the “Company”) entered into a fifth amendment with all the holders of the Company’s previously issued Tranche A Senior Unsecured Convertible Notes and Tranche B Senior Unsecured Convertible Notes (the “Notes”) whereby the maturity date of the Notes has been further extended from January 31, 2012 to February 29, 2012.

The foregoing description of Amendment No.5 to the Tranche A Senior Unsecured Convertible Notes and the Tranche B Senior Unsecured Convertible Notes does not purport to be complete and is qualified in its entirety by the form of Amendment No. 5 to the Tranche A Senior Unsecured Convertible Notes and the Tranche B Senior Unsecured Convertible Notes attached hereto as Exhibits 10.1 and which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit No.	Description

10.1	Form of Amendment No. 5 to Tranche A Senior Unsecured Convertible Notes and Tranche B Senior Unsecured Convertible Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS BIOPHARMA, INC.

Date: February 3, 2012	By:	/s/ Anthony J. Cataldo
Anthony J. Cataldo, Chairman, Chief Executive Officer and President